Exhibit 10.1

2,000,000 Shares

URS CORPORATION

COMMON STOCK, PAR VALUE $0.01 PER SHARE

UNDERWRITING AGREEMENT

January 18, 2005

                  January 18, 2005

Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated

World Financial Center
North Tower
New York, New York 10281-1201

Dear Sirs and Mesdames:

     Certain shareholders of URS Corporation, a Delaware corporation (the “Company”), named in Schedule I hereto (each, a “Selling Shareholder” and, collectively, the “Selling Shareholders”) severally propose to sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) an aggregate of 2,000,000 shares of the common stock, par value $0.01 per share, of the Company (the “Firm Shares”), each Selling Shareholder selling the amount set forth opposite such Selling Shareholder’s name in Schedule I hereto.

     The Selling Shareholders also propose to sell to the Underwriter not more than an additional 300,000 shares of the common stock, par value $0.01 per share, of the Company (the “Additional Shares”), if and to the extent that you shall have determined to exercise the right to purchase such shares of common stock granted to the Underwriter in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares”. The shares of common stock, par value $0.01 per share, of the Company are hereinafter referred to as the “Common Stock”.

     The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-112216), including a prospectus, relating to the Shares and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”), and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission (i) a prospectus supplement (the “Prospectus Supplement”) specifically relating to the Shares pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) a related prospectus dated March 1, 2004 (the “Base Prospectus”). Such registration statement has been declared effective by the Commission. Such registration statement, as amended to the date hereof, is referred to herein as the “Registration Statement”; and the Base Prospectus and the Prospectus Supplement, in the form first used to confirm sales of the Shares, are collectively referred to herein as the “Prospectus”; provided, however, that all references to the “Registration Statement” and the “Prospectus” shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

     1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

     (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act, and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective and when the Company’s most recent Annual Report on Form 10-K was filed with the Commission, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable Securities Act Regulations and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter through you expressly for use therein.

     (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (d) Each subsidiary of the Company has been duly incorporated or formed, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or formation, has the corporate or limited liability company power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company that is a corporation and all of the issued limited liability company interests of each subsidiary that is a limited liability company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or beneficially by the Company or through wholly owned subsidiaries of the Company, free and clear of all liens, encumbrances, equities or claims (except in each case as disclosed in the Prospectus).

     (e) This Agreement has been duly authorized, executed and delivered by the Company.

     (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

     (g) The outstanding shares of Common Stock (including the Shares to be sold by the Selling Shareholders) have been duly authorized and are validly issued, fully paid and non-assessable.

     (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

     (i) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

     (j) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required or described in a document incorporated by reference into the Registration Statement.

     (k) Each preliminary prospectus or preliminary prospectus supplement filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the Securities Act Regulations.

     (l) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

     (m) Except as disclosed in the Prospectus, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (n) Except as disclosed in the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (o) Except for the Registration Rights Agreement dated as of August 22, 2002 (the “Registration Rights Agreement”), by and among the Company, Blum Strategic Partners, L.P., Blum Capital Partners, L.P., Carlyle-EG&G, L.L.C. and EG&G Technical Services Holdings, L.L.C., there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

     (p) The Company and each of its subsidiaries (i) have all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with, all federal, state, local and other governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Prospectus, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and (ii) have not received any notice of proceedings relating to revocation or modification of any such consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

     (q) No material labor dispute exists with the employees of the Company or any of its subsidiaries, except as described in or contemplated by the Prospectus, or, to the Company’s knowledge, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (r) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to their respective businesses, in each case free and clear of all liens, encumbrances and defects, except such as (i) are described in the Prospectus, (ii) do not materially affect the value of such property or (iii) do not interfere with the use made and proposed to be made of such property by them; and any real property and buildings held under lease by them are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by them, in each case except as described in the Prospectus.

     (s) Each of the Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries would individually or in the aggregate reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     (t) URS Holdings, Inc., a Delaware corporation (“URS Holdings”); EG&G Technical Services, a Delaware corporation (“EG&G”); URS Corporation, a Nevada corporation (“URS Nevada”); and URS Corporation-New York, a New York corporation (“URS New York”) are the only significant subsidiaries of the Company (calculated on a basis consistent with the term “significant subsidiary” as defined under Regulation S-X promulgated under the Securities Act for the period ended October 31, 2004).

     (u) The financial statements and related notes included in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements and the notes thereto have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis except as disclosed therein.

     (v) The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with Section 402 (related to loans) and Sections 302 and 906 (related to certifications) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Regulations”), nor has there been any failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any other provision of the Sarbanes-Oxley Act or the Sarbanes-Oxley Regulations.

     2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally and not jointly, represents and warrants to and agrees with the Underwriter that:

     (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

     (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement will not contravene any provision of applicable law, or the partnership agreement of such Selling Shareholder (if such Selling Shareholder is a partnership), or the organizational documents of such Selling Shareholder (if such Selling Shareholder is not a partnership) or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, except for any contraventions of an agreement, instrument, judgment, order or decree which would not, individually or in the aggregate, adversely affect such Selling Shareholder’s ability to fulfill its obligations under and consummate the transactions contemplated by this Agreement or result in the creation or imposition of any security interest, lien or other encumbrance on any of the Shares being sold by such Selling Shareholder under this Agreement; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement, except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

     (c) Such Selling Shareholder has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “New York UCC”) in respect of, the Shares to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder or a security entitlement in respect of such Shares.

     (d) Upon (i) the payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, (ii) delivery of such Shares, as directed by the Underwriter, to Cede & Co. or such other nominee as may be designated by The Depository Trust Company (“DTC”), (iii) registration of such Shares in the name of DTC or its nominee, and DTC or another person on behalf of DTC maintaining possession of certificates representing such Shares and (iv) DTC indicating by book entries on its books that security entitlements with respect to such Shares have been credited to the Underwriter’s securities accounts, the Underwriter will acquire a security entitlement with respect to such Shares and no action based on an adverse claim (as defined in Section 8-102 of the New York UCC) may be asserted against the Underwriter (assuming that (A) the Underwriter is purchasing such Shares without notice of any adverse claim, (B) DTC is a “securities intermediary” as defined in Section 8-102 of the New York UCC and (C) the State of New York is the “security intermediary’s jurisdiction” of DTC for purposes of Section 8-110 of the New York UCC).

     (e) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 2(e) only apply to statements in or omissions from the Registration Statement or the Prospectus based upon information relating to such Selling Shareholder furnished to the Company in writing by such Selling Shareholder specifically for use therein, it being understood and agreed that the only such information furnished to the Company by such Selling Shareholder consists of the name of such Selling Shareholder, the number of Firm Shares to be offered by such Selling Shareholder and the address and other information with respect to such Selling Shareholder (excluding any percentages), which appear under the caption “Principal and Selling Shareholders” in the Prospectus (the information so furnished in writing being hereinafter called, collectively, the “Selling Shareholder Information”).

     3. Agreements to Sell and Purchase. Each Selling Shareholder, severally and not jointly, hereby agrees to sell to the Underwriter, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from such Selling Shareholder at $28.76 a share (the “Purchase Price”) the number of Firm Shares set forth in Schedule I hereto opposite the name of such Selling Shareholder.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Selling Shareholder, severally and not jointly, agrees to sell to the Underwriter the number of Additional Shares set forth in Schedule I hereto opposite the name of such Selling Shareholder, and the Underwriter shall have the right to purchase up to 300,000 Additional Shares at the Purchase Price. You may exercise this right in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriter and the date on which such shares are to be purchased. Each purchase date (an “Option Closing Date”) must be at least two business days after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.

     Each Selling Shareholder hereby agrees that, without the prior written consent of the Underwriter, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

     The restrictions contained in the preceding paragraph shall not apply to (A) the Shares to be sold hereunder, (B) transactions by any Selling Shareholder relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares; (C) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or gifts; (D) transfers or distributions of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock by a Selling Shareholder to such Selling Shareholder’s affiliates (as defined in Rule 405 under the Securities Act); (E) in the case of any Selling Shareholder that is a partnership, corporation or limited liability company, a distribution of shares of Common Stock to the partners, shareholders or members thereof; provided, that no filing by any party (transferor or transferee) under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be made voluntarily in connection with such distribution (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above); or (F) transfers by a permitted distributee or transferee of a Selling Shareholder of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to a family member of such distributee or transferee of such Selling Shareholder or a trust created for the benefit of such distributee or transferee of such Selling Shareholder or a family member of such distributee or transferee of such Selling Shareholder provided that in the case of any gift, transfer or distribution described in clause (C), (D), (E) or (F) above, such donee, transferee or distributee shall, prior to or contemporaneously with such gift, transfer or distribution, execute and deliver to the Underwriter an agreement to be bound by the restrictions set forth above. In addition, each Selling Shareholder, (i) agrees that, without the prior written consent of the Underwriter, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock and (ii) agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of such Selling Shareholder’s shares of Common Stock except in compliance with the foregoing restrictions.

     4. Terms of Public Offering. The Selling Shareholders and the Company are advised by you that the Underwriter proposes to make a public offering of the Shares on the terms set forth in the Prospectus as soon after the Registration Statement and this Agreement have become effective as in its judgment is advisable.

     5. Payment and Delivery. Payment for the Firm Shares to be sold by each Selling Shareholder shall be made in Federal or other funds immediately available to a bank account designated by such Selling Shareholder in the United States against delivery of such Firm Shares to the Underwriter at 10:00 a.m., New York City time, on January 24, 2005, or at such other time on the same or such other date, not later than January 31, 2005, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date”.

     Payment for any Additional Shares shall be made to the Selling Shareholders in Federal or other funds immediately available to bank accounts designated by such Selling Shareholders in the United States against delivery of such Additional Shares to the Underwriter at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than March 3, 2005, as shall be designated in writing by you.

     The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

     6. Conditions to the Underwriter’s Obligations. The obligations of the Selling Shareholders to sell the Shares to the Underwriter and the obligations of the Underwriter to purchase and pay for the Shares on the Closing Date are subject to the condition that no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission.

     The obligations of the Underwriter are subject to the following further conditions:

     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

     (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

     (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

     (b) The Underwriter shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

     (c) The Underwriter shall have received on the Closing Date an opinion of Cooley Godward LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

     (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and, to such counsel’s knowledge, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

     (ii) each of URS Holdings and EG&G (each, a “Covered Subsidiary” and together, the “Covered Subsidiaries”), has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

     (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption “Description of Capital Stock” and in the Form 8-A dated January 30, 1984 under the caption “Description of Capital Stock” (which incorporates by reference the description of the Common Stock contained in the Registration Statement on Form S-1 filed on February 28, 1983);

     (iv) the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable;

     (v) this Agreement has been duly authorized, executed and delivered by the Company;

     (vi) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law (except for Section 9 relating to indemnity and contribution as to which such counsel need not express any opinion) or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is (A) filed as an exhibit to the Registration Statement or any document incorporated by reference therein, (B) incorporated by reference in the Registration Statement or (C) which the Company has advised such counsel will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q or on a Form 8-K and which was executed by the Company prior to the date of such opinion or, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been made or obtained or except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

     (vii) the statements in (A) the Prospectus under the captions “Description of Capital Stock” and “Underwriter” and (B) the Registration Statement in Item 15, in each case insofar as such statements constitute matters of law, summaries of legal matters, provisions of the Company’s certificate of incorporation or by-laws or other equivalent corporate governance documents or legal proceedings, or legal conclusions, have been reviewed by such counsel and fairly present the matters referred to therein, to the extent required by the Act and the Securities Act Regulations;

     (viii) such counsel does not know of any legal or governmental proceedings pending or overtly threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus that are not so described or described in documents incorporated by reference in the Registration Statement as required;

     (ix) the Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended; and

     (x) to such counsel’s knowledge, (A) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data derived therefrom, as to which such counsel need not express any belief) complied as to form when filed in all material respects with the requirements of the Exchange Act, and the applicable rules and regulations of the Commission thereunder and (B) the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data derived therefrom, as to which such counsel need not express any belief) complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. In addition, such counsel shall confirm that such counsel has participated in conferences with officers and other representatives of the Company and the independent public accountants of the Company and representatives of the Underwriter at which conferences the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or Prospectus (except as and to the extent stated in subparagraphs ((iii) and (viii) above), on the basis of the foregoing, nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement or the prospectus included therein (except for the financial statements and financial schedules and other financial and statistical data derived therefrom, as to which such counsel need not express any belief) at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data derived therefrom, as to which such counsel need not express any belief) as of its date or as of the date of such opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The Underwriter shall have received on the Closing Date an opinion of Woodburn and Wedge, special Nevada counsel for the Company, dated the Closing Date, to the effect that:

     (i) URS Nevada has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Nevada, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus.

     (e) The Underwriter shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel for BK Capital Partners IV, L.P., a California limited partnership; Blum Strategic Partners, L.P., a Delaware limited partnership; Stinson Capital Partners II, L.P., a California limited partnership; Stinson Capital Partners, L.P., a California limited partnership; and Stinson Capital Partners (QP), L.P., a Delaware limited partnership; (each, a “Blum Selling Shareholder, and collectively, the “Blum Selling Shareholders”), dated the Closing Date, to the effect that:

     (i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the Blum Selling Shareholders;

     (ii) the sale of the Shares by the Blum Selling Shareholders and the compliance by the Blum Selling Shareholders with all of the provisions of this Agreement will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on the annexed schedule furnished to us by the Blum Selling Shareholders and which each Blum Selling Shareholder has represented lists all material agreements and instruments to which such Blum Selling Shareholder is a party or by which such Blum Selling Shareholder is bound or to which any of the property or assets of such Blum Selling Shareholder is subject, nor will such action violate the limited partnership agreement of any Blum Selling Shareholder or any federal or New York statute, the Delaware Revised Uniform Limited Partnership Act or the California Revised Limited Partnership Act or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware Revised Uniform Limited Partnership Act or the California Revised Limited Partnership Act or any order known to us issued pursuant to any federal or New York statute or the Delaware Revised Uniform Limited Partnership Act or the California Revised Limited Partnership Act by any court or governmental agency or body having jurisdiction over any Blum Selling Shareholder or any of its properties or assets;

     (iii) no consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body, any Delaware governmental agency or body acting pursuant to the Delaware Revised Uniform Limited Partnership Act or any California court body acting pursuant to the California Revised Limited Partnership Act or, to our knowledge, any federal or New York court, any Delaware court acting pursuant to the Delaware Revised Uniform Limited Partnership Act or any California court acting pursuant to the California Revised Limited Partnership Act is required for the issue and sale of the Shares by the Blum Selling Shareholders and the compliance by the Blum Selling Shareholders with all of the provisions of this Agreement, except for the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters; and

     (iv) each Blum Selling Shareholder has full partnership power, right and authority to sell the Shares to be sold by such Blum Selling Shareholder and, upon the payment and transfer contemplated by this Agreement, the Underwriter will acquire a security entitlement with respect to the Shares and no action based on an adverse claim may be asserted against the Underwriter;

     (f) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, a special New York counsel for the Company, dated the Closing Date, to the effect that:

     (i) URS New York is validly existing in good standing under the laws of the State of New York. URS New York is in good standing in the other jurisdictions set forth on a schedule to such counsel’s opinion.

     (g) The Underwriter shall have received on the Closing Date an opinion of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(c)(v) and 6(c)(viii) (but only as to the statements in the Prospectus under “Description of Capital Stock” and “Underwriter”) and Section 6(c)(x) (other than clause (A)) above.

     The opinions of Cooley Godward LLP, Woodburn and Wedge, Simpson Thacher & Bartlett LLP and Skadden, Arps, Slate, Meagher & Flom LLP described in Sections 6(c), 6(d), 6(e) and 6(f) above shall be rendered to the Underwriter at the request of the Company or one or more of the Selling Shareholders, as the case may be, and shall so state therein.

     (h) The Underwriter shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in, or incorporated by reference into, the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

     (i) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and the stockholders of the Company set forth on Exhibit B hereto relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

     (j) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the chief financial officer of the Company, certifying as to the preparation, completeness and accuracy of certain financial and statistical data relating to the Company included in the Prospectus.

     (k) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by each of the Selling Shareholders, to the effect that the representations and warranties of the Selling Shareholders contained in this Agreement are true and correct as of the Closing Date and that the Selling Shareholders have complied with all of the agreements and satisfied all of the conditions on their respective parts to be performed or satisfied hereunder on or before the Closing Date.

     The obligations of the Underwriter to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company and other matters related to the sale of such Additional Shares.

     7. Covenants of the Company. In further consideration of the agreements of the Underwriter herein contained, the Company covenants with the Underwriter as follows:

     (a) To furnish to you, without charge, one signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus, any documents incorporated by reference, and any supplements and amendments thereto or to the Registration Statement as you may reasonably request. The terms “supplement” and “amendment” or “amend” as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference in the Prospectus.

     (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus or prospectus supplement required to be filed pursuant to such Rule.

     (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriter the Prospectus is required by law to be delivered in connection with sales by the Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriter, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

     (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

     (e) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering the twelve-month period ending January 31, 2006 that satisfies the provisions of Section 11(a) of the Securities Act and the Securities Act Regulations.

     8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of the Selling Shareholders’ obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriter and dealers, in the quantities hereinabove specified, (ii) the reasonable out-of-pocket expenses and, as to in-house counsel, allocated costs of the Blum Holders (as defined in the Registration Rights Agreement) of Firm Shares incurred in connection with the Registration Statement and Prospectus including, without limitation, the reasonable fees and disbursements of not more than one outside counsel and one in-house counsel (who may be employed by an Affiliate (as defined in the Registration Rights Agreement) of a Blum Holder) for the Blum Holders chosen by the Blum Holders holding a majority of the Firm Shares; provided that the Company shall not pay any fees or expenses incurred by or on behalf of any Blum Holder who, without cause, either withdraws a request for registration or withdraws from a registration, in which case such fees and expenses shall be the sole responsibility of such Blum Holder, (iii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriter, including any transfer or other taxes payable thereon, (iv) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriter incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (vi) all costs and expenses incident to listing the Shares on the NYSE and the Pacific Exchange, (vii) the cost of printing certificates representing the Shares, (viii) the costs and charges of any transfer agent, registrar or depositary, (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (x) the document production charges and expenses associated with printing this Agreement and (xi) all other costs and expenses incident to the performance of the obligations of the Selling Shareholders hereunder for which provision is not otherwise made in this Section. It is understood, however, that (A) except as provided in this Section, Section 9 entitled “Indemnity and Contribution”, and the last paragraph of Section 11 below, the Underwriter will pay all of its costs and expenses, including fees and disbursements of its counsel, stock transfer taxes payable on resale of any of the Shares by it and any advertising expenses connected with any offers it may make and (B) the Company shall not pay or cause to be paid any underwriting discounts or commissions or any transfer taxes payable in respect of the sale of Shares, which such expenses shall be paid or borne by the Selling Shareholders thereof. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to the extent that any expenses incident to the performance of the Selling Shareholders’ obligations under this Agreement are not payable by the Company pursuant to this Section 8, such expenses shall be paid by the Selling Shareholders.

     The provisions of this Section shall not supersede or otherwise affect any agreement that the Selling Shareholders may otherwise have for the allocation of such expenses among themselves.

     9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter, each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or preliminary prospectus supplement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus or preliminary prospectus supplement shall not inure to the benefit of the Underwriter or any person controlling the Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to the person asserting any such losses, claims, damages or liabilities, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

     (b) The Company agrees to indemnify and hold harmless each Selling Shareholder, each person, if any, who controls any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each affiliate of any Selling Shareholder within the meaning of Rule 405 under the Securities Act and each of their respective officers, directors, employees, representatives and agents, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or preliminary prospectus supplement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon Selling Shareholder Information relating to such Selling Shareholder.

     (c) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the

Registration Statement, the Underwriter, and each person, if any, who controls the Company or the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of the Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to Selling Shareholder Information relating to such Selling Shareholder; provided, further, that the liability under this subsection (c) of any Selling Shareholder shall be limited to an amount equal to the gross proceeds, after underwriting commissions and discounts and expenses, to such Selling Shareholder from the sale of Shares sold by such Selling Shareholder hereunder; and provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter, or any person controlling the Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to the person asserting any such losses, claims, damages or liabilities, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

     (d) The Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or preliminary prospectus supplement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus or preliminary prospectus supplement, the Prospectus or any amendments or supplements thereto.

     (e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b), 9(c) or 9(d), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (x) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriter and all persons, if any, who control the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of the Underwriter within the meaning of Rule 405 under the Securities Act, (y) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (z) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders, all persons, if any, who control any Selling Shareholder within the meaning of either such Section, all affiliates of any Selling Shareholder within the meaning of Rule 405 under the Securities Act and each of their respective officers, directors, employees, representatives and agents, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriter and such control persons and affiliates of the Underwriter, such firm shall be designated in writing by you. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders, such control persons of any Selling Shareholders, such affiliates of any Selling Shareholders and such respective officers, directors, employees, representatives and agents, such firm shall be designated in writing by the Selling Shareholders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (1) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and has not been objected to by such indemnifying party within such 30 day period and (2) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (f) To the extent the indemnification provided for in Section 9(a), 9(b), 9(c) or 9(d) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(f)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(f)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriter on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Selling Shareholder and the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate Purchase Price of the Shares. The relative fault of the Selling Shareholders on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Shareholders or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The liability of each Selling Shareholder under the contribution agreement contained in this Section 9(f) shall (i) apply only with reference to the Selling Shareholder Information relating to such Selling Shareholder and (ii) be limited to an amount equal to the gross proceeds, after underwriting commissions and discounts and expenses, to such Selling Shareholder from the sale of Shares sold by such Selling Shareholder hereunder.

     (g) The Selling Shareholders and the Underwriter agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Furthermore, the liability of each Selling Shareholder to contribute under subsection (f) of this Section 9 shall be limited to an amount equal to (i) the gross proceeds, before underwriting commissions and discounts and expenses, to such Selling Shareholder from the sale of Firm Shares sold by such Selling Shareholder hereunder less (ii) any amounts which such Selling Shareholder has paid under Section 9(c) hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (h) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter, any person controlling the Underwriter or any affiliate of the Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

     10. Termination. The Underwriter may terminate this Agreement by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Pacific Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

     11. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Selling Shareholder shall be unable to perform its obligations under this Agreement, the Selling Shareholders will reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

     12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

[SIGNATURE PAGE FOLLOWS]

Very truly yours, URS CORPORATION

By:	/s/ Kent P. Ainsworth

Kent P. Ainsworth Executive Vice President, Chief Financial Officer and Secretary

BK CAPITAL PARTNERS IV, L.P.

By:	Blum Capital Partners, L.P., its general partner

	By:	Richard C. Blum & Associates, Inc., its general partner

	By:	/s/ Gregory D. Hitchan

Gregory D. Hitchan
General Counsel and Secretary

BLUM STRATEGIC PARTNERS, L.P.

By:	Blum Strategic GP, L.L.C., its general partner

By:	/s/ Gregory D. Hitchan

Gregory D. Hitchan
General Counsel and Secretary

STINSON CAPITAL PARTNERS II, L.P.

By:	Blum Capital Partners, L.P., its general partner

	By:	Richard C. Blum & Associates, Inc., its general partner

	By:	/s/ Gregory D. Hitchan

Gregory D. Hitchan
General Counsel and Secretary

STINSON CAPITAL PARTNERS, L.P.

By:	Blum Capital Partners, L.P., its general partner

	By:	Richard C. Blum & Associates, Inc., its general partner

	By:	/s/ Gregory D. Hitchan

Gregory D. Hitchan
General Counsel and Secretary

STINSON CAPITAL PARTNERS (QP), L.P.

By:	Blum Capital Partners, L.P.,its general partner

	By:	Richard C. Blum & Associates, Inc., its general partner

	By:	/s/ Gregory D. Hitchan

Gregory D. Hitchan
General Counsel and Secretary

STINSON CAPITAL FUND (CAYMAN), LTD

By:	Blum Capital Partners, L.P., its investment advisor

	By:	Richard C. Blum & Associates, Inc., its general partner

By:	/s/ Gregory D. Hitchan

Gregory D. Hitchan
General Counsel and Secretary

Accepted as of the date hereof

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/ Leonard Chung

Authorized Representative

SCHEDULE I

		Number of
	Number of	Additional
	Firm Shares	Shares To Be
Selling Shareholder	To Be Sold	Sold
BK Capital Partners IV, L.P.	102,112	15,317
Blum Strategic Partners, L.P.	1,724,053	258,608
Stinson Capital Partners II, L.P.	30,292	4,544
Stinson Capital Partners, L.P.	65,358	9,803
Stinson Capital Partners (QP), L.P.	68,078	10,212
Stinson Capital Fund (Cayman), Ltd	10,107	1,516

Total	2,000,000	300,000

EXHIBIT A

[FORM OF LOCK-UP LETTER]

January ●, 2005

Dear Sirs and Mesdames:

     The undersigned understands that Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with URS Corporation, a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the Underwriter, of 2,300,000 shares (the “Shares”) of the common stock, par value $0.01 per share, of the Company (the “Common Stock”).

     To induce the Underwriter to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Underwriter, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriter pursuant to the Underwriting Agreement; (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares; (c) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or gifts; (d) transfers or distributions of shares of Common Stock, or any security convertible into or exercisable or exchangeable for Common Stock, to affiliates (as defined in Rule 405 under the Securities Act); (e) transfers to the Company of shares of Common Stock to pay the exercise price of stock options granted to the undersigned under the Company’s employee stock option plans (provided that the shares so transferred are not sold or otherwise disposed of by the Company) and transfers of shares of Common Stock to the Company so long as the proceeds from such transfers are applied solely to pay withholding taxes due with respect to the exercise by the undersigned of any such stock options or with respect to the vesting of restricted stock granted to the undersigned under the Company’s restricted stock plan; and (f) transfers by the undersigned or its permitted distributee or transferee of Common Stock or securities convertible into or exercisable or exchangeable for

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Common Stock to a family member of the undersigned or of such distributee or transferee or a trust created for the benefit of the undersigned or such distributee or transferee or a family member of the undersigned or such distributee or transferee; provided that in the case of any gift, transfer or distribution referred to in clause (c), (d) or (f) above, such donee, transferee or distributee shall execute and deliver to the Underwriter, prior to or contemporaneously with such gift, transfer or distribution, an agreement to be bound by the restrictions set forth herein. In addition, the undersigned agrees that, without the prior written consent of the Underwriter, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

     The undersigned understands that the Company and the Underwriter are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company, the Underwriter and the selling shareholders listed on Schedule I thereto.

Very truly yours,

(Name)

(Address)

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EXHIBIT B

[SIGNATORIES TO LOCK-UP LETTER]

Blum Capital Partners, L.P.
Richard C. Blum